Exhibit 99

Wells Fargo Mortgage Backed Securities 2004-M Trust
Mortgage Pass-Through Certificates, Series 2004-M
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                             $796,000,000 (approx.)
               Wells Fargo Mortgage Backed Securities 2004-M Trust
                Mortgage Pass-Through Certificates, Series 2004-M
              7/1 Hybrid ARM Mortgage Loans (One-Year CMT Indexed)

----- ----------------- -------------------- ----------------- --------------- ---------- ------------------- ----------------------
                              Expected            Credit             WAL
         Certificate           Ratings          Enhancement     Interest Rate   (years)       Pmt. Window           Certificate
Class      Size (1)         (S&P/Moodys)          %age (2)           Type          (3)        (months) (3)             Type
----- ----------------- -------------------- ----------------- --------------- ------------------------------ ----------------------
 A-1      $400,000,000        AAA/Aaa             2.90%           WAC (4)              Not Provided             Senior Pass-Through
----- ----------------- -------------------- ----------------- --------------- ---------- ------------------- ----------------------
 A-2       $70,084,000        AAA/Aaa             2.90%         Fixed(5)(6)      0.50            1-12            Senior Sequential
----- ----------------- -------------------- ----------------- --------------- ---------- ------------------- ----------------------
 A-3       $60,470,000        AAA/Aaa             2.90%           WAC (4)         1.5           12-25            Senior Sequential
----- ----------------- -------------------- ----------------- --------------- ---------- ------------------- ----------------------
 A-4       $88,914,000        AAA/Aaa             2.90%           WAC (4)        3.00           25-50            Senior Sequential
----- ----------------- -------------------- ----------------- --------------- ---------- ------------------- ----------------------
 A-5       $49,641,000        AAA/Aaa             2.90%           WAC (4)        5.00           50-72            Senior Sequential
----- ----------------- -------------------- ----------------- --------------- ---------- ------------------- ----------------------
 A-6       $19,824,000        AAA/Aaa             2.90%           WAC (4)        6.45           72-83            Senior Sequential
----- ----------------- -------------------- ----------------- --------------- ---------- ------------------- ----------------------
 A-7       $87,867,000        AAA/Aaa             2.90%           WAC (4)        6.90           83-83            Senior Sequential
----- ----------------- -------------------- ----------------- --------------- ------------------------------ ----------------------
 X-1      Notional (7)        AAA/Aaa             2.90%           WAC (7)                                      Senior Interest- Only
----- ----------------- -------------------- ----------------- ---------------                                ----------------------
 B-1        $8,800,000        AA/Aa2              1.80%           WAC (4)                                           Subordinate
----- ----------------- -------------------- ----------------- ---------------         Not Provided           ----------------------
 B-2        $6,000,000         A/A2               1.05%           WAC (4)                                           Subordinate
----- ----------------- -------------------- ----------------- ---------------                                ----------------------
 B-3        $4,400,000       BBB/Baa2             0.50%           WAC (4)                                           Subordinate
----- ----------------- -------------------- ----------------- --------------- ------------------------------ ----------------------

(1)   The Certificate Sizes are approximate and subject to a +/- 10% variance.
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.
(3) Weighted Average Life (WALs) and Payment Windows are calculated based upon a pricing prepayment speed of 18% CPR and are shown to the applicable Roll Date.
(4) The Class A-1, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.640%].
(5)   The Class A-2 Certificates will bear interest at a rate (the Pass Through
      Rate) equal to the lesser of (a) such class's related fixed rate and (b) the weighted average of the Net Rates of the Mortgage Loans.
(6) The Accrual Period for the Class A-2 Certificates will be the period from and including the preceding Distribution Date (or from the closing date for the August 2004 distribution) to and including the day prior to the current Distribution Date.
(7) The Class X-1 Certificates will bear interest at a rate equal to the excess, if any, of (a) the Weighted Average Net Rates on the Mortgage loans over (b) the weighted average Pass Through Rate on the Class A-2 Certificates based on a notional amount equal to the aggregate principal balance of the Class A-2 Certificates.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 1

Wells Fargo Mortgage Backed Securities 2004-M Trust
Mortgage Pass-Through Certificates, Series 2004-M
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


Depositor/Seller:               Wells Fargo Asset Securities Corporation.

Trustee/Paying Agent:           Wachovia Bank, National Association.

Custodian:                      Wells Fargo Bank, N. A.

Originator/Servicer:            Wells Fargo Bank, N. A.

Cut-off Date:                   July 1, 2004

Closing Date:                   July 29, 2004

Rating Agencies:                Moody's Investor Service, Inc. and Standard and
                                Poor's, a division of The McGraw-Hill Companies,
                                Inc.

Legal Structure:                REMIC

Optional Call:                  10% cleanup call

Distribution Date:              25th of each month or next business day,
                                commencing August 2004

Remittance Type:                On each Distribution Date, scheduled payments of
                                principal and interest due on the related Due
                                Date will be distributed from collections or servicer advances.

Form of Registration:           The investment grade Certificates will be issued
                                in book-entry form through DTC.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Class A and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:           The Servicer is obligated to advance delinquent
                                mortgagor payments through the date of
                                liquidation of an REO property to the extent they are deemed recoverable.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 2

Wells Fargo Mortgage Backed Securities 2004-M Trust
Mortgage Pass-Through Certificates, Series 2004-M
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


Compensating Interest:          The Master Servicer is required to cover
                                interest shortfalls as a result of full
                                prepayments in an amount equal to the lesser of
                                (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal
                                Balance of the Mortgage Loans for such
                                Distribution Date and (Y) the Available
                                Servicing Compensation for such Distribution
                                Date. Prepayment Interest shortfalls in excess of any Compensating Interest and Soldiers and Sailors Relief Act shortfalls will be allocated pro-rata to all certificates.

Other Certificates:             The following Classes of "Other Certificates"
                                will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered
                                Certificates, but are not offered hereby.

                                Certificate  Orig. Balance  PT Rate
                                -----------  -------------  -------
                                Class B-4    $2,000,000     WAC (see footnote 4)
                                Class B-5    $1,200,000     WAC (see footnote 4)
                                Class B-6    $  800,000     WAC (see footnote 4)


Collateral Description:         The mortgage pool consists of approximately $800
                                million of conventional, first-lien residential mortgage loans that have a fixed interest rate for the first seven years after origination and then adjust annually based on the One-Year CMT
                                Index. Approximately 59% (by principal balance) of the mortgage loans allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loans will fully amortize over their remaining terms. The remaining mortgage loans fully amortize over their original terms (generally 30-years). Some of the Mortgage Loans may be backed by pledged assets.

                                Below are the approximate general
                                characteristics of the mortgage loans as of June 1, 2004:


------------- ------------- ------------- ------------ ---------- ------------- -------------- ---------- ------------ ------------
 Loan Type                     Gross          Net         WAM        Gross          Net          Rate        Max        Mos to Roll
               % of Pool        WAC           WAC        (mos)       Margin        Margin        Caps        Rate
------------- ------------- ------------- ------------ ---------- ------------- -------------- ---------- ------------ ------------
  Total:         100.0%        4.900%       4.640%        359        2.750%        2.490%        5/2/5      9.933%         82
------------- ------------- ------------- ------------ ---------- ------------- -------------- ---------- ------------ ------------


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

Wells Fargo Mortgage Backed Securities 2004-M Trust
Mortgage Pass-Through Certificates, Series 2004-M
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


Underwriting Standards:         The Mortgage Loans were underwritten to the
                                guidelines of the originator as more fully described in the prospectus supplement.

Credit Enhancement:             Credit Enhancement for the Certificates will be
                                provided by a senior/subordinate shifting interest structure.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 4

Wells Fargo Mortgage Backed Securities 2004-M Trust
Mortgage Pass-Through Certificates, Series 2004-M
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


Cash-Flow Description:          Distributions on the Certificates will be made
                                on the 25th day of each month (or next business day) commencing August 2004. The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                Available Funds:
                                1. Payment of interest to the holders of the
                                   Class A Certificates in an amount equal to their Pass-Through Rate;
                                2. Payment of principal to the holders of the
                                   Class A Certificates in an amount equal to the Class A Optimal Principal Amount;
                                3. Further, the Class A Optimal Principal Amount
                                   is allocable to the Class A Certificates in the following sequence:
                                     Concurrently to:
                                     a.) The Class A-1 Certificates; and
                                     b.) the remaining Class A Certificates as
                                        follows:
                                           o  First, to the Class A-2 until
                                              reduced to zero;
                                           o  Second, to the Class A-3 until
                                              reduced to zero;
                                           o  Third, to the Class A-4 until
                                              reduced to zero;
                                           o  Fourth, to the Class A-5 until
                                              reduced to zero;
                                           o  Fifth, to the Class A-6 until
                                              reduced to zero; and
                                           o  Sixth, the Class A-7 until reduced
                                              to zero.
                                4. Payment of interest and principal
                                   sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1, so that each Subordinate Class shall receive
                                   (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' Allocable Share of the Class B Optimal Principal Amount.

Shifting Interest:              The Senior Certificates will be entitled to
                                receive 100% of the prepayments on the Mortgage
                                Loans through July 2009. The Senior Prepayment
                                Percentage can be reduced to the Senior
                                Percentage plus 70%, 60%, 40%, 20% and 0% of the
                                Subordinated Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal Balance does not exceed
                                50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 5

Wells Fargo Mortgage Backed Securities 2004-M Trust
Mortgage Pass-Through Certificates, Series 2004-M
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                                Notwithstanding the foregoing, if after 3 years the current Subordinated Percentage is equal to two times the initial Subordinated Percentage and i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal Balance does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to July 2007 20% or b) after July 2007 30%, then prepayments will be allocated on a pro rata basis.

                                If doubling occurs prior to the third
                                anniversary and the above delinquency and loss tests are met, then 50% of the Subordinated Percentage can be allocated to the subordinate classes.

Allocation of Losses:           Realized Losses on the mortgage loans will be
                                allocated to the most junior class of
                                Certificates outstanding beginning with the
                                Class B-6 Certificates, until the Certificate
                                Principal Balance of each class of Class B
                                Certificates has been reduced to zero. After the Class B Certificates have been reduced to zero, Realized Losses will be allocated to the Class A
                                Certificates, pro rata.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 6

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.